UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 17, 2007
STEWART ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

LOUISIANA (State or other jurisdiction of incorporation)	1-15449 (Commission File Number)	72-0693290 (I.R.S. Employer Identification No.)
1333 South Clearview Parkway
Jefferson, Louisiana 70121
(Address of principal executive offices) (Zip Code)
(504) 729-1400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Press Release

Item 2.02 Results of Operations and Financial Condition
     On January 17, 2007, Stewart Enterprises, Inc. (the “Company”) issued a press release reporting its results for the fourth quarter and fiscal year 2006. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
     The information in this Item 2.02 (and in Item 9.01) shall be deemed to be furnished to the Securities and Exchange Commission but not filed, and shall not be deemed to be incorporated by reference into any filings by the Company under the Securities Act of 1933, as amended, unless the Company expressly states otherwise in such filing.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

Exhibit
Number	Description

99.1	Press release by Stewart Enterprises, Inc. dated January 17, 2007 reporting its results for the fourth quarter and fiscal year 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART ENTERPRISES, INC.
January 17, 2007	/s/ Angela M. Lacour
Angela M. Lacour
Vice President Corporate Controller Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release by Stewart Enterprises, Inc. dated January 17, 2007 reporting its results for the fourth quarter and fiscal year 2006